                                                                   EXHIBIT 10.45

                                                               EXECUTION VERSION

                             STOCK PLEDGE AGREEMENT

                         (SCHLOTZSKY'S FRANCHISOR, LLC)

            THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of December 29, 2003, is entered into by and between SCHLOTZSKY'S FRANCHISOR, LLC, a Delaware limited liability company ("Pledgor"), and NS ASSOCIATES I, LTD., a Texas limited partnership ("Secured Party").

                                    RECITALS

            A. DFW Restaurant Transfer Corp., a Texas corporation ("Borrower"), Schlotzsky's, Inc., a Texas corporation ("SI"), Pledgor and Secured Party are parties to that certain Restructuring Agreement dated as of the date hereof (the "Restructuring Agreement"), pursuant to which Borrower has issued to Secured Party that certain amended and restated promissory note dated as of December 15, 2003 (amending and restating that certain promissory note dated August 30, 2002 issued by Borrower) in the original principal amount of $23,268,000.00 (as so amended and restated, and as it may be amended, restated, modified, replaced, renewed or extended, the "Note").

            B. In order to induce Secured Party to enter into the Restructuring Agreement, Pledgor executed and delivered to Secured Party that certain Continuing Guaranty, of even date herewith (the "Guaranty"), pursuant to which Pledgor has guaranteed, among other things, the obligations of Borrower owing under the Note, and, in connection with such Guaranty (and as security therefor), Pledgor and Secured Party are parties to that certain Security Agreement, dated as of even date herewith (as amended or otherwise modified from time to time, the "Security Agreement"), pursuant to which Pledgor has granted to Secured Party a security interest in the collateral described therein as security for Pledgor's obligations under the Guaranty.

            C. In connection with the Guaranty and the Security Agreement, and to secure the obligations of Pledgor under the Note Documents, the Pledgor has agreed to pledge to the Secured Party all Stock (as defined in the Security Agreement) owned by the Pledgor in each of its now or hereafter existing subsidiaries (collectively, the "Pledged Companies" and, individually, each a "Pledged Company), including the entities listed on Schedule 1 attached hereto (all such Stock, collectively, the "Pledged Interests").

            NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

            1. DEFINED TERMS. Capitalized terms used herein shall have the meanings ascribed to such terms in the Security Agreement (including by reference to the Restructuring Agreement or any other Note Document) to the extent not otherwise defined or limited herein.

            2. PLEDGE. To secure all of the Obligations (including the Obligations that would be owed by the Pledgor to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Pledgor), Pledgor hereby unconditionally pledges, transfers, conveys, hypothecates, grants and assigns to the Secured Party a continuing security interest in and security title to all of the following property now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has, or may acquire in the future, any right, title or interest thereto (collectively, the "Collateral"):

                  (a) the Pledged Interests (including the Pledged Interests described in Schedule 1 hereto) and all substitutions therefor and replacements thereof, all proceeds and products thereof and all rights relating thereto, including, without limitation, the certificates representing any of the Pledged Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for, any or all of the Pledged Interests, whether now owned or hereafter acquired by the Pledgor;

                  (b) all of the Pledgor's rights, powers and remedies (but not the Pledgor's obligations) under the limited liability company operating agreements of the Pledged Companies that are limited liability companies (collectively, the "Operating Agreements") and under the partnership agreements of the Pledged Companies that are general or limited partnerships (collectively, the "Partnership Agreements"), as applicable; and

                  (c) to the extent not otherwise included, all proceeds of any and all of the foregoing.

The Pledgor has delivered to and deposited with the Secured Party all certificates owned by the Pledgor representing the Pledged Interests to the extent such Pledged Interests are represented by certificates and undated powers endorsed in blank with respect to such certificates. In addition, the Pledgor has delivered to the Secured Party all of the Uniform Commercial Code financing statements, in suitable form for recording, with respect to all of the Collateral that is not represented by certificates that are necessary to perfect the security interest granted to the Secured Party under this Pledge Agreement in such Collateral, and further authorizes the Secured Party at any time and from time to time, as applicable, to prepare and file appropriate Uniform Commercial Code financing statements with respect to all or any part of the Collateral.

            3. OBLIGATIONS SECURED. The pledge and security interest effectuated hereby shall secure the full and prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all liabilities, obligations, or undertakings owing by Pledgor to the Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the Restructuring Agreement, this Agreement, or any of the other Note Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, fees (including attorneys' fees), and expenses (including interest, costs, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim thereof is allowed) and any and all other amounts which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise (all such all liabilities, obligations, or undertakings, collectively the "Obligations").

            4. REPRESENTATIONS AND WARRANTIES REGARDING THE COLLATERAL. The Pledgor hereby represents and warrants to the Secured Party that (i) except for the security interest created hereby and in the other Note Documents, the Pledgor owns the Pledged Interests indicated on Schedule 1 (or on a schedule to any Pledge Agreement Supplement) as being owned by it, which Pledged Interests constitute the percentage of the issued and outstanding Stock set forth on
Schedule 1 attached hereto (or the applicable schedule to a Pledge Agreement Supplement) with respect to each of the Pledged Companies identified thereon, free and clear of all Liens; (ii) the Pledged Interests set forth in Schedule 1 attached hereto (or an equivalent schedule to a Pledge Agreement Supplement delivered hereunder) include all Stock of Pledgor in each of its Subsidiaries,
(iii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable; (iv) none of the Collateral constitutes margin securities for the purposes of Regulations T, U or X, and none of the proceeds of any loans made by the Secured Party to Pledgor will be used to purchase or carry any margin stock); (v) the Pledgor has the unencumbered right and power to pledge the Collateral; and (vi) all actions necessary to perfect, establish the first priority of, or otherwise protect the security interest of the Secured Party in the Collateral, and any proceeds thereof, have been duly taken, except for the taking of possession by the Secured Party of any certificates constituting Collateral hereunder that are acquired by the Pledgor after the date hereof. Additionally, the Pledgor hereby represents and warrants to the Secured Party that this Pledge Agreement has been duly executed and delivered by the Pledgor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles, or by an Insolvency Proceeding.

            5. OPERATING AGREEMENTS AND PARTNERSHIP AGREEMENTS. Anything herein to the contrary notwithstanding, the Pledgor shall, for so long as it shall remain a member under any Operating Agreement or a partner under any Partnership Agreement, remain liable under such Operating Agreement or Partnership Agreement, as the case may be, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. With regard to Collateral for which the applicable Operating Agreement or Partnership Agreement provides that all limited liability company or partnership interests, as applicable, issued thereunder shall be certificated, the Pledgor shall not amend, supplement or otherwise modify (or consent to any such amendment, supplement or modification of) the terms of such Operating Agreement or such Partnership Agreement, as the case may be, so as to provide for the issuance of uncertificated limited liability company or partnership interests, as applicable, without the prior written consent of the Secured Party. With regard to Collateral for which the applicable Operating Agreement or Partnership Agreement, as the case may be, does not provide that all limited liability company or partnership interests, as applicable, issued thereunder shall be certificated, the Pledgor hereby represents and warrants to the Secured Party that such Collateral (i) is not dealt in or traded on securities exchanges or in securities markets, (ii) does not constitute investment company securities, and
(iii) is not held by the Pledgor in a securities account. In addition, the Pledgor further hereby represents and warrants that the articles of organization, the Operating Agreements or the Partnership Agreements or other agreements governing any of the uncertificated Collateral do not provide that such Collateral may be certificated or that such Collateral are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

            6. ADDITIONAL PLEDGED INTERESTS. In the event that, during the term of this Pledge Agreement:

                  (a) any stock dividend, stock split, reclassification, readjustment or other change is declared or made in the capital structure of any of the Pledged Companies, or any new Stock is issued by any of the Pledged Companies or any newly formed Subsidiary of Pledgor, all new, substituted, and additional shares, units or other securities issued in respect of any of the Pledged Interests shall be issued to the Pledgor and shall be promptly delivered to the Secured Party, together with undated powers endorsed in blank by the Pledgor, and, to the extent such new Stock or other securities are not represented by certificates, such Uniform Commercial Code financing statements with respect thereto as shall be necessary to perfect the security interest of the Secured Party therein, and, in the case any of any Stock of a newly formed Subsidiary of Pledgor with a duly executed Pledge Agreement Supplement in substantially the form of Annex 1 hereto (the "Pledge Agreement Supplement") identifying such additional Pledged Interests to be held by the Secured Party under the terms of this Pledge Agreement. In each case, such new, substituted, and additional shares, units and other securities shall, upon the issuance thereof, constitute additional Pledged Interests to be held by the Secured Party under the terms of this Pledge Agreement, and any additional Subsidiary having issued any of the foregoing shall, for all purposes hereunder, be a Pledged Company; and

                  (b) any subscriptions, warrants or other rights or options shall be issued in connection with any of the Pledged Interests, all new Stock or other securities acquired through such subscriptions, warrants, rights or options shall thereupon constitute Pledged Interests to be held by the Secured Party under the terms of this Pledge Agreement, and, to the extent such Stock or other securities are represented by certificates, such certificates shall be promptly delivered to the Secured Party, together with undated powers endorsed in blank by the Pledgor;

                  (c) any other dividend or distribution is made on account of the Collateral, Pledgor shall immediately deliver all such dividends or other distributions to Secured Party in the same form received and in the same manner as the Collateral pledged hereunder; provided, however, that so long as no Event of Default shall have occurred and be continuing or would result therefrom, Pledgor shall be entitled to receive and retain cash dividends (other than dividends and other distributions (i) in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Company, or (ii) in redemption of, or in exchange for, any Collateral) to the extent not otherwise prohibited or restricted under the Restructuring Agreement or any other Note Document.

            7. EVENTS OF DEFAULT. An "Event of Default" under this Pledge Agreement shall occur upon any default on the obligations, terms, conditions, representations, warranties, covenants or agreements hereunder, or an Event of Default under the Note, the Restructuring Agreement, the Guaranty, any other guaranty in favor of Secured Party of Borrower's obligations under the Note, or under any agreement, instrument or document executed by Pledgor or Borrower with or in favor of Secured Party. Pledgor hereby appoints Secured Party as its attorney-in-fact to arrange, upon an Event of Default, for a transfer of the Collateral on the books of Borrower to the name of Secured Party or to the name of Secured Party's nominee.

            8. VOTING RIGHTS. During the term of this Pledge Agreement, so long as there shall not occur any Event of Default, Pledgor shall have the right to vote the Collateral on all corporate questions for all purposes not inconsistent with the terms of this Pledge Agreement, the Restructuring Agreement and the other Note Documents. Upon the occurrence of an Event of Default, Secured Party shall thereafter have, at its discretion, the option to exercise all voting powers and other corporate rights pertaining to the Collateral. Secured Party may, upon or at any time after the occurrence of an Event of Default, at its option, transfer or register the Collateral or any part thereof into its own or its nominee's name.

            9. REMEDIES UPON DEFAULT.

            9.1 In addition to the other remedies provided for herein, in the other Note Documents, or otherwise available under applicable law, upon and after an Event of Default, the Secured Party may: (i) exercise in respect to the Collateral, any one or more of the rights and remedies available under the Texas Uniform Commercial Code and other applicable law; and (ii) sell or otherwise assign, give an option or options to purchase or dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Secured Party's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash, on credit or for future delivery without assumption of any credit risk, free of any claim or right of whatsoever kind (including any right or equity of redemption) of Pledgor, which claim, right and equity are hereby expressly waived and released. Secured Party shall have the right to the extent permitted by applicable law, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold; provided, however, Pledgor shall not receive any net proceeds, if any, of any such credit sale or future delivery until cash proceeds are actually received by Secured Party (which cash proceeds shall be applied by Secured Party to the Obligations) and after all Obligations have been paid in full. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to pay for the Collateral so sold and, in case of such failure, the Collateral may again be sold as herein provided.

            9.2 Any notice required to be given by Secured Party of a sale of the Collateral, or any part thereof, or of any other intended action by Secured Party, which occurs not less than ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice to Pledgor thereof. No notification need be given to Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

            9.3 Secured Party shall not be obligated to make any sale or other disposition of the Collateral, or any part thereof unless the terms thereof shall, in its sole discretion, be satisfactory to it. Secured Party may, if it deems it reasonable, postpone or adjourn the sale of any of the Collateral, or any part thereof, from time to time by an announcement at the time and place of such sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Pledgor agrees that Secured Party has no obligation to preserve rights against prior parties to the Collateral.

            9.4 Pledgor acknowledges and agrees that Secured Party may comply with limitations or restrictions in connection with any sale of the Collateral in order to avoid any violation of applicable law or in order to obtain any required approval of the sale or of the purchase thereof by any governmental regulatory authority or official and, without limiting the generality of the foregoing, Pledgor acknowledges and agrees that Secured Party may be unable to effect a public sale of any or all the Collateral by reason of certain prohibitions contained in the federal securities laws and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. Notwithstanding any such circumstances, Pledgor acknowledges and agrees that such compliance shall not result in any such private sale for such reason alone being deemed to have been made in a commercially unreasonable manner. Secured Party shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that the Collateral is sold in compliance with any such limitation or restriction. Secured Party shall not be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal securities laws, or under applicable state securities laws, even if the issuer desires, requests or would agree to do so.

            9.5 Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for the Obligations and/or then or at any time thereafter applied, without any marshalling of rights, remedies or assets, and after payment of any amounts payable to Secured Party hereunder and, after deducting all reasonable costs and expenses of every kind in connection with the care, safekeeping, collection, sale, delivery or otherwise of any or all of the Collateral or in any way relating to the rights of Secured Party hereunder (including attorneys' fees and disbursements), to the payment of reduction of the Obligations. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

            10. TERM. This Pledge Agreement shall remain in full force and effect until Pledgor has satisfied all of the Obligations in full. At the expiration of the term of this Pledge Agreement, Secured Party shall return to Pledgor all stock certificates and other documents relating to this Pledge Agreement, together with any further documents necessary to establish that the within pledge is terminated.


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
            11. NOTICES. All notices and other communications required or permitted hereunder shall be in writing, shall be given in the form and manner and to the addresses set forth in the Restructuring Agreement.

            12. SUCCESSORS. This Pledge Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Pledgor may not assign this Pledge Agreement or any rights or duties hereunder without the Secured Party's prior written consent and any prohibited assignment shall be absolutely void. No consent to assignment by the Secured Party shall release Pledgor from its Obligations. The Secured Party may assign this Pledge Agreement and its rights and duties hereunder and no consent or approval by Pledgor is required in connection with any such assignment.

            13. AMENDMENTS; WAIVERS.

            13.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Pledge Agreement or any other Note Document, and no consent with respect to any departure by Pledgor therefrom, shall be effective unless the same shall be in writing and signed by the Secured Party and Pledgor and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            13.2 NO WAIVERS; CUMULATIVE REMEDIES. No failure by Secured Party to exercise any right, remedy, or option under this Pledge Agreement, any other Note Document, or any present or future supplement hereto or thereto, or in any other agreement between or among Pledgor and Secured Party, or delay by Secured Party in exercising the same, will operate as a waiver thereof. No waiver by Secured Party will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Secured Party on any occasion shall affect or diminish Secured Party's rights thereafter to require strict performance by Pledgor of any provision of this Pledge Agreement. Secured Party's rights under this Pledge Agreement and the other Note Documents will be cumulative and not exclusive of any other right or remedy which Secured Party may have.

            14. FURTHER ASSURANCES. Pledgor covenants and agrees that: (i) it will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents as Secured Party may reasonably request from time to time in order to carry out the provisions and purposes hereof; (ii) it will take all such other action, as Secured Party may reasonably request from time to time in order to carry out the provisions and purposes hereof; (iii) the Collateral will remain free and clear of all security interests and liens throughout the term hereof; and (iv) it will forward to Secured Party, immediately upon receipt, copies of any information or documents received by Pledgor in connection with the Collateral. For purposes of defining security interest perfection, Pledgor further agrees that any Collateral which is in transit to Secured Party shall be deemed to be in Secured Party's possession. Pledgor shall cause each Pledged Company that is a general or limited partnership, limited liability company or other equivalent or similar entity, to execute and deliver to Secured Party an Acknowledgment and Agreement in substantially the form of Annex 2 hereto.

            15. CHOICE OF LAW; JURY TRIAL WAIVER.

                  (a) THE VALIDITY OF THIS PLEDGE AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                  (b) PLEDGOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            16. GENERAL PROVISIONS.

            16.1 EFFECTIVENESS. This Pledge Agreement shall be binding and deemed effective when executed by Pledgor and the Secured Party.

            16.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

            16.3 INTERPRETATION. Neither this Pledge Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Secured Party or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Pledge Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.


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
            16.4 SEVERABILITY OF PROVISIONS. Each provision of this Pledge Agreement shall be severable from every other provision of this Pledge Agreement for the purpose of determining the legal enforceability of any specific provision.

            16.5 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Pledge Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Pledge Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Pledge Agreement. Any party delivering an executed counterpart of this Pledge Agreement by telefacsimile also shall deliver an original executed counterpart of this Pledge Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledge Agreement.

            16.6 INTEGRATION. This Pledge Agreement, together with the other Note Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                           [signature page to follow]

IN WITNESS WHEREOF, this Pledge Agreement is executed as of the day and year first above written.

                                            "PLEDGOR"

                                            SCHLOTZSKY'S FRANCHISOR, LLC,
                                            a Delaware limited liability company


                                            By: /s/ JEFFREY J. WOOLEY
                                                ---------------------
                                            Title: Senior Vice President

                                            "SECURED PARTY"

NS ASSOCIATES I, LTD.

By: NS Associates, Inc.
Its: General Partner


     By: /s/ MORRIS NEWBERGER
         ----------------------
         Morris Newberger
         President

                   [SIGNATURE PAGE TO STOCK PLEDGE AGREEMENT]

                                   SCHEDULE 1
                                       TO
                             STOCK PLEDGE AGREEMENT

                                PLEDGED INTERESTS

                                                                                    CLASS OF
                                                JURISDICTION OF     NUMBER OF        PLEDGED       PERCENTAGE OF     CERTIFICATE
   PLEDGOR'S NAME         PLEDGED COMPANY          FORMATION      SHARES/ UNITS     INTERESTS    CLASS REPRESENTED      NO(S).
   --------------         ---------------       ---------------   -------------     ---------    -----------------   -----------
Schlotzky's          Schlotzsky's Brand         Delaware          N/A              Membership           100%         N/A
Franchisor, LLC      Products, LLC                                                 Interests

                                     ANNEX 1
                                       TO
                             STOCK PLEDGE AGREEMENT

                           PLEDGE AGREEMENT SUPPLEMENT

            This PLEDGE AGREEMENT SUPPLEMENT, dated as of ____________ __, 200__, is delivered pursuant to Section 6 of the Pledge Agreement described below. The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Stock Pledge Agreement dated as of December __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement;" the terms defined therein and not otherwise defined herein are used herein as therein defined), by and between Schlotzsky's Franchisor, LLC (the "Pledgor") and NS Associates I, Ltd., a Texas limited partnership (the "Secured Party") pursuant to the Pledge Agreement, and that the additional interests listed on this Pledge Agreement Supplement shall be and become part of the Pledged Interests pledged by the Pledgor to the Secured Party in the Pledge Agreement, and shall secure all Obligations thereunder.

            The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Pledge Agreement of the undersigned are true and correct as to the Pledged Interests listed herein and as of the date hereof.

                                          "PLEDGOR"

                                          _______________________________,
                                          a _______________ corporation


                                          By: ____________________________

                                          Title: _________________________

                                  SCHEDULE 1(A)
                                       TO
                      PLEDGE AGREEMENT SUPPLEMENT - ANNEX 1

                                                                       NUMBER OF     CLASS OF      PERCENTAGE
                                               JURISDICTION OF          SHARES/       PLEDGED       OF CLASS       CERTIFICATE
     PLEDGOR'S NAME         PLEDGED COMPANY       FORMATION              UNITS       INTERESTS     REPRESENTED         NO(S).
     --------------         ---------------    ---------------         ---------     ---------     -----------     ------------

STOCK PLEDGE AGREEMENT

                          ACKNOWLEDGMENT AND AGREEMENT

                            TO STOCK PLEDGE AGREEMENT
                       (SCHLOTZSKY'S BRAND PRODUCTS, LLC)

      Schlotzsky's Brand Products, LLC (the "Pledged Company") hereby (i) acknowledges receipt of a fully executed copy of the foregoing Stock Pledge Agreement, dated as of December 29, 2003 (the "Pledge Agreement"; capitalized terms used herein without definition have the meanings provided therein), made by Schlotzsky's Franchisor, LLC, as Pledgor, in favor of NS Associates I, Ltd.;
(ii) consents and agrees to the pledge by the Pledgor of the Collateral pursuant to the Pledge Agreement and to all of the other terms and provisions of the Pledge Agreement; (iii) represents and warrants that it has no knowledge, prior to giving effect to this acknowledgment, of any lien, restriction or adverse claim of any kind to which any interests of the Pledgor or the Secured Party is subject; (iv) irrevocably waives any breach or default under the Operating Agreement as a result of the execution, delivery and performance by the Pledgor and the Secured Party of the Pledge Agreement; (v) advises the Pledgor and the Secured Party that a pledge of the Pledged Interests set forth on Schedule 1 to the Pledge Agreement has been registered on the books of the Pledged Company and in the name of the Secured Party and agrees to so register any additional interests pledged pursuant to the Pledge Agreement, and (vi) consents and agrees to any transfer of the Collateral pursuant to the Pledge Agreement.

      IN WITNESS WHEREOF, a duly authorized officer of the undersigned has executed and delivered this Acknowledgment and Consent as of the 29th day of December, 2003.

                                        "PLEDGED COMPANY"

                                        SCHLOTZSKY'S BRAND PRODUCTS, LLC,
                                         A Delaware limited liability company


                                        By: /s/ JEFFREY J. WOOLEY
                                            ---------------------
                                        Title: Senior Vice President